CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.25

EXECUTION

AMENDMENT NO. 3
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Second Amended and Restated Master Repurchase Agreement, dated as of June 19, 2019 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH, ALPINE SECURITIZATION LTD (the “Buyers”), AMERIHOME MORTGAGE COMPANY, LLC (the “Seller”) and AHMC HOLDING I LLC (the “REO Subsidiary”).

RECITALS

Administrative Agent, Buyers, Seller and REO Subsidiary are parties to that certain (a) Second Amended and Restated Master Repurchase Agreement, dated as of May 9, 2018 (as amended by Amendment No. 1, dated as of August 22, 2018, and Amendment No. 2, dated as of May 3, 2019, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Second Amended and Restated Pricing Side Letter, dated as of May 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or Pricing Side Letter, as applicable.

Administrative Agent, Buyers and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Administrative Agent, Buyers and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1                               deleting the definition of “Mortgage Loan” in its entirety and replacing it with the following:

“Mortgage Loan” means any residential mortgage loan (including a home equity loan) evidenced by a Mortgage Note and secured by a first or second lien mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 13(b) hereof; provided, however, that Mortgage Loans shall not include any High Cost Mortgage Loans.

1.2                               adding the following new definition in its proper alphabetical order:

“Scratch and Dent Mortgage Loan” means a first lien Mortgage Loan that (i) is a Mortgage Loan that is eligible for a Transaction and is eligible for sale to a Take-out Investor (other than the Agencies) at the time it becomes a Purchased Asset; (ii) has never had a delinquent payment; (iii) has never had any compliance defects; and (iv) is acceptable to Buyers or Administrative Agent in their sole discretion.

SECTION 2.                            Representations and Warranties.  Schedule 1-A to the Existing Repurchase Agreement is hereby amended by deleting paragraphs (nn) and (fff) in their entirety and replacing them with the following, respectively:

(nn)                          Origination Date.  (i) with respect to Mortgage Loans (other than GNMA EBOs, Scratch and Dent Mortgage Loans and correspondent loans), the Purchase Date is no more than [***] days following the origination date and (ii) with respect to correspondent loans (other than GNMA EBOs and Scratch and Dent Mortgage Loans), the Purchase Date is no more than [***] days following the origination date.

(fff)                         Qualified Mortgage.  Notwithstanding anything to the contrary set forth in this Agreement, on and after January 10, 2014 (or such later date as set forth in the relevant regulations), (i) prior to the origination of each Mortgage Loan, the originator made a reasonable and good faith determination that the Mortgagor had a reasonable ability to repay the loan according to its terms, in accordance with 12 CFR 1026.43(c) and (ii) except with respect to Non-Agency Non-QM Mortgage Loans, Scratch and Dent Mortgage Loans or unless otherwise approved in writing by Administrative Agent in its sole discretion, each Mortgage Loan is a Qualified Mortgage Loan.

SECTION 3.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1                               Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)                                 this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Seller;

(b)                                 Amendment No. 6 to Second Amended and Restated Pricing Side Letter, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers, the Seller and the REO Subsidiary;

(c)                                  a filed Form UCC-3 amendment; and

(d)                                 such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 4.                            Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and

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provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 5.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.                            Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 8.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGATE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

CREDIT SUISSE AG., CAYMAN ISLANDS BRANCH, as Buyer

By:
Name:
Title:

By:
Name:
Title:

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 3 to Second Amended and Restated Master Repurchase Agreement

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

By:
Name:
Title:

AHMC HOLDING I LLC, as REO Subsidiary

By:
Name:
Title:

Signature Page to Amendment No. 3 to Second Amended and Restated Master Repurchase Agreement